Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Bryant J. Reeves III, Chief Financial Officer of Streamline Health Solutions, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C Section 1350, that to my knowledge:

(1)

The quarterly report on Form 10-Q of the Company for the quarter ended April 30, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Company.

/s/ Bryant J. Reeves III
Bryant J. Reeves III
Chief Financial Officer

June 12, 2024

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.